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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------



                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                        -------------------------------



                         Date of Report: March 17, 1998



                     American Communications Services, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)




State of Delaware                       0-25314            52-1947746
-------------------------------         -----------        -------------------
(State or other jurisdiction of         (Commission        (I.R.S. Employer
incorporation or organization)          File No.)          Identification No.)


131 National Business Parkway
Annapolis Junction, Maryland                               20701
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(Address of Principal Executive                            (Zip Code)
Offices)



(301) 617-4200
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(Registrant's telephone number,
including area code)
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Item 5.  Other Events.

On March 2, 1998, American Communications Services, Inc. filed a Registration Statement on Form S-3 (File Number 333-47155) relating to the sale of shares of its common stock, par value $.01 per share, and on March 12, 1998 filed Amendment No. 1 thereto. Amendment No. 1 to the Registration Statement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and exhibits

        (c) The following exhibits are filed with this report.

Exhibit Number        Description
--------------        -----------
99.1                  Amendment No. 1 to Form S-3 Registration Statement (File
                      Number 333-47155)
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                                   SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN COMMUNICATIONS SERVICES, INC.



Date: March 17, 1998                By /s/ Riley M. Murphy
                                    --------------------------------------
                                    Riley M. Murphy, Executive Vice President
                                    Legal and Regulatory Affairs and Secretary
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                                 EXHIBIT INDEX
                                 -------------

EXHIBIT NO.    DESCRIPTION
-----------    -----------
99.1           Amendment No. 1 to Form S-3 Registration
               (File No. 333-47155)